SGY Global Fund
                         30 Wall Street
                    New York, New York 10005
          For Account Information Call: 1-877-997-4726

      SGY Global Fund (the "Fund"), a portfolio of SGY Funds, Inc. (the "Company"), seeks to obtain long-term growth of capital primarily through investment in equity securities of companies in foreign countries and in the United States. See "Investment Objective and Policies." The Company is an open-end diversified management investment company or "mutual fund", which offers investors the opportunity to invest in different portfolios with different investment objectives and policies.

      SG Pacific Asset Management, Inc. (the "Investment Manager") acts as investment manager of the Fund. The Fund is sold at its net asset value without any initial or deferred sales charge. The Investment Manager receives a management fee from the Fund of 1% of the Fund's average daily net assets on an annual basis. This Prospectus concisely sets forth information a prospective investor should know about the Fund before investing. A "Statement of Additional Information" dated July 1, 1998 containing additional information about the Fund has been filed with the Securities and Exchange Commission and is available upon request and without charge by calling or writing the Fund at the above address. The Statement of Additional Information is incorporated by reference into this Prospectus in its entirety.

      Investors are advised to read this Prospectus and retain it for future reference.

---------------------------------------------------------------
                SG PACIFIC ASSET MANAGEMENT, INC.
                       Investment Manager
---------------------------------------------------------------

    THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY
       THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE
        SECURITIES COMMISSION NOR HAS THE SECURITIES AND
           EXCHANGE COMMISSION OR ANY STATE SECURITIES
             COMMISSION PASSED UPON THE ACCURACY OR
                ADEQUACY OF THIS PROSPECTUS.  ANY
                 REPRESENTATION TO THE CONTRARY
                     IS A CRIMINAL OFFENSE.

                  Prospectus dated July 1, 1998

Expense Information

Shareholder Transaction Expenses:
Maximum Sales Load Imposed on Purchase
(as a percentage of offering price)..................None

Annual Fund Operating Expenses (as a percentage of average net assets):

Management Fees......................................1.00%
Other Expenses(1)....................................1.20%
                                                     =====
Total Fund Operating Expenses (annualized
as a percentage of average net assets):..............2.20%

    (1) Other Expenses include shareholder servicing agent fees and custodial expenses.

Example:

    You would pay the following expenses on a $1,000 investment, assuming (i) 5% annual return and (ii) redemption at the end of each of each time period:

       1 year     3 years    5 years    10 years

        $23.........$73.......$128........$291

    The purpose of this table is to assist the investor in understanding the various costs and expenses of an investment in the Fund. This example is based on a management fee of 1% of average net assets and an estimate of other expenses based on newly negotiated contracts of the Fund and not the expense information that appears in the financial statements of the Fund. Reference is made to "Purchase of Shares" and "Management of the Fund" for a description of the items in the table entitled "Maximum Sales Load" and "Management Fees." THIS EXAMPLE SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES. THE ACTUAL EXPENSES OF THE FUND MAY BE GREATER OR LESS THAN THOSE SHOWN.

Financial Highlights

    The following table provides per-share information derived from the Fund's financial statements relating to income from investment operations, distributions, total return and other supplemental information. In February, 1998, the largest shareholder of the Fund notified the Fund of its plan to redeem its shares of the Fund and on February 11, 1998 all the shareholders of the Fund redeemed their shares at a net asset value of $9.02 per share. The information contained in the table has been audited by Coopers & Lybrand, the Fund's independent accountants, whose report thereon, along with the Fund's Financial Statements and related notes, appears in the Fund's Statement of Additional Information.

                          Year      Year      Year      Year      Year      Year      Year      Year      Year      Period
                          Ended     Ended     Ended     Ended     Ended     Ended     Ended     Ended     Ended     Ended***

                          12/31/97  12/31/96  12/31/95  12/31/94  12/31/93  12/31/92  12/31/91  12/31/90  12/31/89  12/31/88
Per Share Operating
Performance:
Net asset value,
beginning of period.....$8.97       $9.32     $8.37     $9.33     $7.35     $7.93     $7.53     $9.95     $9.76     $9.95
                          -----     -----     -----     -----     -----     ------    ------    ------    ------    -----
Net investment income
(loss)..................  (0.14)    (0.01)    (0.01)    (0.05)    0.04      0.06      0.04      0.08#     0.11      0.10
Net realized gain (loss)
on investments and
foreign currency........  1.52      0.92      1.51      (0.56)    2.42      (0.24)    1.00      (2.01)    1.33      (0.21)
                          ------    ------    ------    ------    -----     -------   ----      ------    ----      ------
Total from investment
operations..............  1.38      0.91      1.50      (0.61)    2.46      (0.18)    1.04      (1.93)    1.44      (0.11)

Distributions to
shareholders from:
Capital.................  ------    (1.26)    ------    ------    ------    (0.34)    (0.60)    (0.32)    ------    ------
Net Investment Income...  ------    ------    ------    ------    (0.04)    (0.06)    (0.04)    (0.17)    ------    (0.08)
Funds in excess of
Net Investment Income...  ------    ------    ------    ------    (0.02)    ------    ------    ------    ------    ------
Net realized gain on
investments.............  (1.27)    ------    (0.55)    (0.35)    (0.42)    ------    ------    -----     (1.25)    ------

Net asset value:
End of Period...........  $9.08     $8.97     $9.32     $8.37     $9.33     $7.35     $7.93     $7.53     $9.95     $9.76

                          --------------------------------------------------------------------------------------



                                3







Total Return@...........  15.72%    10.55%    17.22%    (6.40%)   33.62%    (2.28%)   14.22%    (18.90%)  14.75%    (1.11%)
                          --------------------------------------------------------------------------------------
Ratio of management fee
to average net assets...  1.00%     1.00%     1.00%     1.00%     1.00%     1.00%     1.00%     1.00%     1.00%     1.00%*
Ratio of expenses to
average net assets before
reduction...............  ---       ---       ---       2.10%     --        --        --        --        --        --
Ratio of expenses to
average net assets......  2.81%     2.37%     1.93%     2.04%     1.75%     1.78%     1.94%     1.58%     1.73%     1.92%*
Ratio of net investment
income/(loss) to average
net assets............... (1.22)    (0.13%)   (0.14%)   (0.37%)   0.35%     0.77%     0.48%     0.98%     0.64%     1.86%
Portfolio turnover
rate....................  101.46%   65.07%    73.99%    70.13%    75.50%    58.20%    47.40%    99.20%    136.00%   68.70%
Shares outstanding at end
of period (000 omitted).  1,118     1,483     2,164     2,249     3,608     6,975     7,397     8,696     5,535     10,630
Average Commission Rate
Paid Per Share**          .000881   .001608


*Annualized
@Represents the aggregate total return for the period indicated and does not reflect any applicable sales charges.
#Based on average shares outstanding during this period
** For fiscal years beginning on or after September 1, 1995, a fund is required to disclose its average commission rate per share for security trades on which commissions are charged. This amount may vary from period to period and fund to fund depending on the mix of trades executed in various markets where trading practices and commission rate structures may differ.
*** The Fund commenced operations on June 10, 1988.

                INVESTMENT OBJECTIVE AND POLICIES

    The objective of the SGY Global Fund (the "Fund") is to obtain long term growth of capital primarily through investment in equity securities of companies in foreign countries and in the United States. Any income achieved is incidental to the Fund's objective of long-term growth of capital. There can be no assurance that the Fund will be able to achieve its investment objective.

    The Fund will seek to achieve its objective through investments in a diversified portfolio of securities which will consist primarily of equity securities for which there are market quotations readily available. For purposes of this Prospectus, "equity securities" include all types of common stock, debt instruments and preferred stock convertible into common stock, warrants and units of various types of securities and similar types of securities which have market characteristics equivalent to common stocks. In addition, the Fund may invest in long-term debt securities. Investments in debt securities (other than short-term debt securities) will generally be made only when the Investment Manager determines that the potential for long-term capital appreciation on debt securities equals or exceeds the return on equity securities. In circumstances where the Investment Manager believes that equity markets generally are overpriced and investments in short-term fixed income securities are desirable to preserve capital, the Fund may, for temporary defensive purposes, invest a portion or all its portfolio in such securities.

    To the extent the Fund invests in debt securities for capital growth, the Fund will purchase investment grade debt with maturities of more than one year. The debt securities in which the Fund may invest will be rated "Baa" or better by Moody's Investor Service, Inc. ("Moody's") or "BBB" or better by Standard and Poor's Corporation ("S&P"), or will be obligations of comparable quality as determined by the Investment Manager. Debt securities of non-United States companies and foreign governments are not generally rated by Moody's or S&P.

    In circumstances when the Investment Manager believes that equity markets are generally overpriced and investments in short-term fixed income securities are desirable to preserve capital, the Fund may, for temporary defensive purposes, invest a portion or all of its portfolio in: short-term debt securities of United States and foreign governments and their agencies, instrumentalities or municipalities; corporate obligations of United States and foreign issuers; or money market instruments denominated in United States dollars and/or foreign currency.
The value of debt securities in which the Fund may invest generally varies inversely with changes in prevailing interest rates.

Global Equities Market

    Although the Fund is not required to maintain any particular geographic or currency mix of its investments, it presently expects to invest in equity securities of companies whose common stock is traded on foreign and United States securities markets. The total value of equity securities of companies whose common stock is traded on the securities markets of various countries reflects the relative size of the investment opportunities in those countries. The Fund will normally invest the majority of its assets in equity securities whose principal trading markets are in those nations which make up the top twenty equity markets in terms of stock market capitalization, although securities trading on less developed markets may present favorable opportunities which the Fund may take advantage of. The Fund may, from time to time, have significant investments in Japan and the United States, which are the two largest equity markets.

    Investments in equity securities of companies trading on the markets of other countries will be made depending upon their relative attractiveness. Under normal circumstances, investments will be made in no less than three separate markets. The percentage of the Fund's assets invested in particular geographic sectors will shift from time to time according to the judgment of the Investment Manager.

    It is expected that the majority of the Fund's investments will be equity securities of companies whose common stocks are traded in markets located in the major industrialized countries. However, the Fund may invest up to 20% of its assets in "emerging markets," some or all of which may be located in underdeveloped countries. The Fund may also invest in sponsored and unsponsored American Depository Receipts ("ADR's"), European Depository Receipts ("EDR's") or other securities representing an underlying interest in, or which are convertible into, securities of foreign companies. Generally, ADRs (in registered form) are designed for use in the United States securities markets and EDRs (in bearer form) are designed for use in the European securities markets. ADRs, EDRs and other similar securities may not necessarily be denominated in the same currency as the securities into which they may be exchanged. There may be less financial and other information available in the U.S. for unsponsored ADR issues as opposed to sponsored ADR issues.

Other Investment Policies

    The Fund may on occasion enter into repurchase agreements. Repurchase agreements involve the sale of securities to the Fund with the concurrent agreement of the seller (a bank or securities dealer) to repurchase the securities at the same price plus an amount equal to an agreed-upon interest rate within a specific time, usually less than one week, but on occasion for a longer period. These repurchase agreements are considered to be loans by the Fund which are collateralized by the underlying securities. The Fund requires continual maintenance of collateral (in cash or U.S. Government securities) held by the Fund's Custodian in an amount equal to or in excess of the market value of the securities which are the subject of the agreement. The Fund may not invest more than 10% of its total assets in repurchase agreements and may not invest more than 5% of its total assets in illiquid securities other than repurchase agreements. It is not anticipated that the Fund will enter into a material number of repurchase agreements.

    In addition, the Fund may from time to time lend securities from its portfolio to brokers, dealers or financial institutions such as banks and trust companies. In so doing, the Fund would continue to receive the equivalent of the interest or dividends paid by the issuer on the loaned securities. Loans of portfolio securities must be collateralized in an amount equal to or in excess of the market value of the securities loaned, and, as a matter of fundamental policy, the Fund may not lend more than 10% of the value of its total assets. The Fund has the right to call a loan and obtain the securities loaned at any time on notice of not more than five business days.

    Although the Fund does not have the right to vote securities on loan, it may terminate the loan and regain the right to vote if that is considered important to the Fund's investment in the securities. The Fund may pay reasonable administrative and custodial fees in connection with a loan and may pay a negotiated portion of the interest earned on the cash or equivalent collateral to the borrower or placing broker. The Fund maintains procedures for evaluating and monitoring the creditworthiness of firms with which it enters into repurchase agreements and engages in securities lending transactions. However, in the event of a bankruptcy or other default of a seller of a repurchase agreement or a borrower of securities, there may be delays and expenses in liquidating the securities, a decline in their value and a loss of interest.

    The Fund also invests to a limited extent in securities of companies which have been in existence for less than three years, in securities for which market quotations are not readily available and in securities of other registered investment companies. See "Investment Restrictions" in the Statement of Additional Information.

    The Fund's investment objective may not be changed without the approval of the holders of a majority of the Fund's outstanding voting securities. A majority of the Fund's outstanding voting securities, when used in this Prospectus, means the lesser of (i) 67% of the shares presented by proxy or
(ii) more than 50% of the outstanding shares.

    The Fund anticipates that its annual portfolio turnover rate will not exceed 100% in normal circumstances. Increased turnover will have the effect of increasing the Fund's brokerage and custodial expenses.

Management Discussion of Fund Performance

    The Fund rose 15.72% for 1997. This compares to a gain of 15.76% for the Morgan Stanley Capital International (MSCI) World Index (with net dividends reinvested) and an increase of 12.85% for the average global equity fund as compiled by Lipper Analytical Services. Continued strong economic growth in the U.S. was a leading factor in the rise in global equities as it fueled demand for products both at home and abroad. In addition, inflation remained subdued thanks to rising productivity. The low inflation figures helped to keep interest rates low, thereby creating a vigorous growth cycle. A recovery in European economic growth and the perceived benefits of the upcoming European Monetary Union (EMU) led to favorable investor sentiment in Europe. Interest rates and inflation dropped in response to the monetary and fiscal measures being employed by EMU members in order to meet the economic criteria for monetary union.

    The Fund's performance benefited from stock selection in the U.S., continental Europe, and Japan. The Fund's emphasis on financial and technology stocks was the reason for the out performance in the U.S. and Europe. In particular, brokerage stocks were the latest beneficiaries of the consolidation trend that has been occurring in the financial services sector in the U.S. over the past few years. The consolidation trend has now spread to Europe where there were notable banking mergers in Germany and Switzerland.

    In contrast, Japanese stocks in general did not fare very well due to the lingering problem loan situation afflicting the banking system there. Government efforts to jump-start the
economy have failed to produce a sustained recovery.   The Fund
benefited by under-weighting bank stocks in Japan. Stock selection in Asia (ex-Japan) was a slight drag on performance. Asian markets faltered as a round of currency devaluations exacerbated the high foreign denominated debt held by many Asian companies. Korea, Thailand and Indonesia suffered the biggest declines due to the high levels of external debt in those countries.

    Set forth below is a graphical representation of the Fund's performance versus the MSCI World Index:

[GRAPHIC OMITTED]

-------------------------------------------
                MSCI               SGYF
12/88         $10,743.58         $9,889.44
89             12,527.92         11,347.79
90             10,395.95          9,202.56
91             12,296.77         10,510.76
92             11,654.12         10,271.46
93             14,276.57         13,727.00
94             15,001.31         12,846.08
95             18,109.63         15,058.09
96             20,550.47         16,646.32
97             23,789.22         19,263.10

  Note: Past performance is not necessarily indicative of future performance.

Special Considerations and Risks

    Investing in securities of foreign companies and countries, in particular those considered "emerging markets," involves certain considerations and risks which are not typically associated with investing in U.S. Government securities and those of domestic companies. Foreign companies are not generally subject to uniform accounting, auditing and financial standards and requirements comparable to those applicable to companies in the United States. There may also be less governmental supervision and regulation of foreign securities exchanges, brokers and listed companies than exists in the United States. Dividends paid by foreign issuers may be subject to withholding and other foreign taxes which may decrease the net return on such investments as compared to dividends and interest paid to the

Fund by the U.S. Government or by domestic companies, and additional costs will be incurred by the Fund to convert foreign currencies into U.S. dollars. In addition, there may be the possibility of expropriations, confiscatory taxation, nationalization, currency blockage, political, economic or social instability or diplomatic developments which could affect assets of the Fund held in foreign countries.

    There may be less publicly available information about foreign companies and governments than is available in reports and ratings published about U.S. companies. Most foreign securities markets have substantially less volume than the New York Stock Exchange and securities of most foreign companies are less liquid and more volatile than securities of comparable U.S. companies. Brokerage commissions and other transaction costs on foreign securities exchanges are generally higher than in the United States.

Foreign Currency Transactions

    A portfolio of foreign securities may be favorably or unfavorably affected by fluctuations in the relative rates of exchange between the currencies of different nations and by exchange control regulations.

    With respect to settlement transactions, the Fund may, for a fixed amount of United States dollars, enter into a forward foreign exchange contract for the purchase or sale of the amount of foreign currency involved in the underlying securities transaction, including locking-in the U.S. dollar price equivalent of interest or dividends to be paid on such securities which are held by the Fund.

    In so doing, the Fund will attempt to insulate itself against possible losses resulting from a change in the relationship between the U.S. dollar and the foreign currency during the period between the date a security is purchased or sold, or on which the dividend or interest payment is declared, and the date on which payment is made or received.

    Additionally, from time to time when the Fund believes that a particular foreign currency may suffer a substantial decline against the U.S. dollar, it may enter into a forward contract to sell, for a fixed amount of dollars, the amount of foreign currency approximating the value of some or all of the Fund's portfolio securities denominated in such foreign currency. The Fund will not enter into forward contracts described in the previous sentence if, as a result, it would have more than 15% of the value of its total assets committed to the consummation of such contracts. In addition, the Fund will not enter into such forward contracts or maintain a net exposure to such contracts where consummation of the contracts would obligate the Fund to deliver an amount of foreign currency in excess of the value of the Fund's portfolio securities or other assets denominated in that currency.

    The precise matching of a forward foreign currency contract or a put or call option on a foreign currency with a particular portfolio security will generally not be possible since the value of the Fund's portfolio securities in foreign currencies will change between the date on which the contract or option is entered into and the date on which it matures. The projection of short-term currency market movement is extremely difficult, and the successful execution of a short-term hedging strategy is highly uncertain. Accordingly, if a decision is made to sell a security denominated in a foreign currency and terminate a corresponding forward contract, it may be necessary for the Fund to purchase additional foreign currency on the spot market (and bear the expenses of such purchase) if the proceeds realized from the sale of such security are less than the amount of foreign currency that the Fund is obligated to deliver.

                     MANAGEMENT OF THE FUND

Directors and Officers

    The Board of Directors of SGY Funds, Inc. (the "Company"), in addition to reviewing the actions of the Fund's Investment Manager, as set forth below, decides matters of general policy. The Company's Officers conduct and supervise the daily business operations of the Fund. A listing of the Company's Directors and Officers is set forth in the Statement of Additional Information.

Investment Manager

    SG Pacific Asset Management, Inc., 30 Wall Street, New York, New York 10005 was organized under the name Yamaichi Capital Management, Inc. as a New York corporation on March 3, 1981. SG Pacific is a subsidiary of SG Yamaichi Asset Management Co., Ltd. (previously Yamaichi International Capital Management Company, Limited ("SG Yamaichi")), Japan's oldest investment management company, which managed aggregate assets in excess of approximately $19 billion as of March 31, 1998. Societe Generale Asset Management (North Pacific) Co., Ltd., a wholly-owned subsidiary of Societe Generale, owns 85% of SG Yamaichi.

    Pursuant to a Management Agreement with the Company, the Investment Manager, subject to the supervision of the Company's Board of Directors in conformity with the stated policies of the Fund, manages the investment operations and portfolio composition of the Fund, including the purchase, retention, disposition and loan of securities. The Investment Manager also administers the Fund's corporate affairs and, in connection therewith, furnishes the Fund with office facilities, together with ordinary clerical and bookkeeping services. The Investment Manager receives from the Fund an annual fee of 1% of the Fund's average daily net assets.

    While this fee is higher than that paid by most other investment companies, it is not higher than that paid by many funds with similar objectives and policies.

    The annualized ratio of expenses to average net assets for the period ended December 31, 1997 was 2.81%.

Portfolio Management

    Edward S. Burke is a Senior Vice President of the Investment
Manager and is primarily responsible for the management of the Fund's portfolio. Mr. Burke has been employed by the Investment
Manager since 1989.

Year 2000

    Like other mutual funds, financial and business organizations, the Fund may be adversely affected if the computer systems used by the Fund's service providers cannot properly process and calculate date-related information from and after January 1, 2000. The Fund has been in contact with all of its service providers for whom it would be harmful to the Fund if such service providers do not address this "Year 2000" problem. Each has informed the Fund that it has either solved its "Year 2000" problem or is currently working on the problem and will keep the Fund informed of its developments in this area.
However, there can be no assurance that the steps taken to address the "Year 2000" problem will be sufficient to avoid any adverse impact on the Fund.

Investment Restrictions

    The Fund is subject to certain other investment restrictions, which, like the Fund's investment objective, may not be changed without the vote of a majority of the Fund's outstanding voting securities. See "Investment Restrictions" in the Statement of Additional Information.

Portfolio Transactions

    Most of the Fund's purchases and sales of securities, whether transacted on securities exchanges or over-the-counter, will be effected on the primary trading markets for those securities.
The primary trading market for a given security is generally located in the country in which the issuer has established its principal office.

    Portfolio securities transactions on behalf of the Fund are placed by the Investment Manager with a number of brokers and dealers, including its affiliates. The Fund may use an affiliated broker in connection with a purchase or sale of securities when the Investment Manager reasonably believes that the broker will provide the best or equal execution compared with non-affiliated brokers and that the affiliated broker's charge for the transaction does not exceed the usual and customary levels charged to comparable, unaffiliated customers in similar transactions.

                       PURCHASE OF SHARES

    Your initial investment in the Fund ordinarily must be at least $1,000. The Fund may, in the Investment Manager's sole discretion, accept certain accounts with less than the stated minimum initial investment. Shares of the Fund are sold on a continuous basis at the net asset value next determined after receipt of a purchase order by the Fund. Purchase orders received by dealers prior to 4:00 p.m., Eastern time, on any business day and transmitted to the Fund, by 5:00 p.m., Eastern time, that day are confirmed at the net asset value determined as of the close of the regular session of trading on the New York Stock Exchange on that day. It is the responsibility of dealers to transmit properly completed orders so that they will be received by the Fund by 5:00 p.m., Eastern time. If the dealer fails to do so, your right to that day's closing price must be settled between you and the dealer. Dealers may charge a fee for effecting purchase orders. Direct purchase orders received by the Fund's transfer agent, Countrywide Fund Services, Inc. (the "Transfer Agent"), by 4:00 p.m., Eastern time, are confirmed at that day's net asset value. Direct investments received by the Transfer Agent after 4:00 p.m., Eastern time, and orders received from dealers after 5:00 p.m., Eastern time, are confirmed at the net asset value next determined on the following business day.

    You may open an account and make an initial investment in the Fund by sending a check and a completed account application form to SGY Global Fund, P.O. Box 5354, Cincinnati, Ohio 45201-5354.
Checks should be made payable to the "SGY Global Fund."

    The Fund mails you confirmations of all purchases or redemptions of Fund shares. Certificates representing shares are not issued. The Fund reserves the right to limit the amount of investments and to refuse to sell to any person.

    Investors should be aware that the Fund's account application contains provisions in favor of the Fund, the Transfer Agent and certain of their affiliates, excluding such entities from certain liabilities (including, among others, losses resulting from unauthorized shareholder transactions) relating to the various services made available to investors.

    Should an order to purchase shares be canceled because your check does not clear, you will be responsible for any resulting losses or fees incurred by the Fund or the Transfer Agent in the transaction.

    You may also purchase shares of the Fund by wire. Please telephone the Fund (Nationwide call toll-free 877-997-4726) for instructions. You should be prepared to give the name in which the account is to be established, the address, telephone number and taxpayer identification number for the account, and the name of the bank which will wire the money.

    Your investment will be made at the net asset value next determined after your wire is received together with the account information indicated above. If the Fund does not receive timely and complete account information, there may be a delay in the investment of your money and any accrual of dividends. To make your initial wire purchase, you are required to mail a completed account application to the Transfer Agent. Your bank may impose a charge for sending your wire. There is presently no fee for receipt of wired funds, but the Fund reserves the right to charge shareholders for this service upon thirty days prior notice to shareholders.

    You may purchase and add shares to your account by mail or by bank wire. Checks should be sent to SGY Global Fund, P.O. Box 5354, Cincinnati, Ohio 45201-5354. Checks should be made payable to the "SGY Global Fund." Bank wires should be sent as outlined above. Each additional purchase request must contain the name of your account and your account number to permit proper crediting to your account. While there is no minimum amount required for subsequent investments, the Fund reserves the right to impose such a requirement.

Transactions Through Financial Institutions

    Shares may be purchased and redeemed through certain broker-dealers, banks and other financial institutions ("Processing Organizations"). Processing Organizations may charge their customers a fee for their services and are responsible for promptly transmitting purchase, redemption and other requests to the Fund.

    Processing Organizations may charge a fee for their services and may require different minimum initial investments than the Fund. Processing Organizations may also impose other charges or restrictions different from those applicable to shareholders who invest in the Fund directly. Investors who invest through Processing Organizations should acquaint themselves with their institution's procedures and should read this Prospectus in conjunction with any materials and information provided by their institution. Investors who purchase the Fund's shares through a Processing Organization may or may not be the shareholder of record and, subject to their institution's and the Fund's procedures, may have Fund shares transferred into their name. There is typically a three-day settlement period for purchases and redemptions through broker-dealers. Certain Processing Organizations may also enter purchase orders with payment to follow.

    Certain shareholder services may not be available to investors who have purchased shares through a Processing Organization. These shareholders should contact their Processing Organization for further information. The Fund may confirm purchases and redemptions of a Processing Organization's customers directly to the Processing Organization, which in turn will provide its customers with confirmations and periodic statements. The Fund is not responsible for the failure of any Processing Organization to carry out its obligations to its customers.


                      SHAREHOLDER SERVICES

    Contact the Transfer Agent (Nationwide call toll-free 877-
997-4726) for additional information about the shareholder services described below.

Automatic Withdrawal Plan

    If the shares in your account have a value of at least
$5,000, you may elect to receive, or may designate another person to receive, monthly or quarterly payments in a specified amount of not less than $100 each. There is no charge for this service.

Tax-Deferred Retirement Plans

    Shares of the Fund are available for purchase in connection with the following tax-deferred retirement plans:

    --   Keogh Plans for self-employed individuals
    -- Individual retirement account (IRA) plans for individuals and their non-employed spouses, including Roth IRAs and Education IRAs
    -- Qualified pension and profit-sharing plans for employees, including those profit-sharing plans with a 401(k) provision
    -- 403(b)(7) custodial accounts for employees of public school systems, hospitals, colleges and other non-profit organizations meeting certain requirements of the Internal Revenue Code

Direct Deposit Plans

    Shares of the Fund may be purchased through direct deposit plans offered by certain employers and government agencies.
These plans enable a shareholder to have all or a portion of his or her payroll or social security checks transferred automatically to purchase shares of the Fund.

Automatic Investment Plan

    You may make automatic monthly investments in the Fund from your bank, savings and loan or other depository institution account on either the 15th or the last business day of the month. The minimum initial and subsequent investments must be $100 under the plan. The Transfer Agent pays the costs associated with these transfers, but reserves the right, upon thirty days written notice, to make reasonable charges for this service. Your depository institution may impose its own charge for debiting your account which would reduce your return from an investment in the Fund under the Automatic Investment Plan.

                      REDEMPTION OF SHARES

    You may redeem shares of the Fund on each day that the Fund is open for business by sending a written request to the Fund. The request must state the number of shares or the dollar amount to be redeemed and your account number. The request must be signed exactly as your name appears on the Fund's account records. If the shares to be redeemed have a value of $25,000 or more, your signature must be guaranteed by any eligible guarantor institution, including banks, brokers and dealers, municipal securities brokers and dealers, government securities brokers and dealers, credit unions, national securities exchanges, registered securities associations, clearing agencies and savings associations.

    Redemption requests may direct that the proceeds be wired directly to your existing account in any commercial bank or brokerage firm in the United States. If your instructions request a redemption by wire, you will be charged an $8 processing fee. The Fund reserves the right, upon thirty days written notice, to change the processing fee. All charges will be deducted from your account by redemption of shares in your account. Your bank or brokerage firm may also impose a charge for processing the wire. In the event that wire transfer of funds is impossible or impractical, the redemption proceeds will be sent by mail to the designated account.

    You may also redeem shares by placing a wire redemption request through a securities broker or dealer. Unaffiliated broker-dealers may impose a fee on the shareholder for this service. You will receive the net asset value per share next determined after receipt by the Fund or its agent of your wire redemption request. It is the responsibility of broker-dealers to properly transmit wire redemption orders.

    You will receive the net asset value per share next determined after receipt by the Transfer Agent of your redemption request in the form described above. Payment is made within three business days after tender in such form, provided that payment in redemption of shares purchased by check will be effected only after the check has been collected, which may take up to fifteen days from the purchase date. To eliminate this delay, you may purchase shares of the Fund by certified check or wire. At the discretion of the Fund or the Transfer Agent, corporate investors and other associations may be required to furnish an appropriate certification authorizing redemptions to ensure proper authorization.

    The Fund reserves the right to suspend the right of redemption or to postpone the date of payment for more than three business days under unusual circumstances as determined by the Securities and Exchange Commission.

                       EXCHANGE PRIVILEGE

    Shares of the Fund may be exchanged at net asset value for shares of the Countrywide Money Market Fund (a series of Countrywide Investment Trust), which invests primarily in high-quality U.S. dollar-denominated money market instruments and seeks high current income, consistent with liquidity and stability of capital. Shares of the Countrywide Money Market Fund acquired via exchange may be re-exchanged for shares of the Fund at net asset value.

    You may request an exchange by sending a written request to the Transfer Agent. The request must be signed exactly as your name appears on the Fund's account records. Exchanges may also be requested by telephone. If you are unable to execute your transaction by telephone (for example, during times of unusual market activity), consider requesting your exchange by mail or by visiting the Fund's offices at 30 Wall Street, New York, NY 10005. An exchange will be effected at the next determined net asset value after receipt of a request by the Transfer Agent.

    Exchanges may only be made for shares of funds then offered for sale in your state of residence and are subject to the applicable minimum initial investment requirements. The exchange privilege may be modified or terminated by the Board of Directors upon 60 days' prior notice to shareholders. An exchange results in a sale of fund shares, which may cause you to recognize a capital gain or loss. Before making an exchange, contact the Transfer Agent to obtain a current prospectus and more information about exchanges among the funds.

DISTRIBUTION EXPENSES

    A Distribution Plan, adopted by the Fund pursuant to Rule 12b-1 under the Investment Company Act of 1940, as amended, permits the Fund's distributor and the Investment Manager to use their own assets, which may include fees received from the Fund, to finance the distribution activities contemplated under the Plan. Payments which may be made can include, but are not limited to, the payment of compensation to broker-dealers, including the distributor, for distributing shares, expenses, other than compensation of the distributor's or Investment Manager's own employees, incurred in connection with advertising, and the preparation and distribution of sales literature and prospectuses to prospective investors, implementing and operating the Distribution Plan, and performing other promotional activities on behalf of the Fund. Currently the entire amount of the 12b-1 fee is waived and therefore no payments to the Investment Manager or the distributor are made by the Fund under the Plan separate from the management fee paid by the Fund pursuant to the Management Agreement.

    The Board of Directors has determined that, in its judgment, there is a reasonable likelihood that the Plan will benefit the Fund and its shareholders. The Plan is subject to annual review and approval by the Board of Directors, which will consider its continued appropriateness and the level of compensation provided therein.

                         NET ASSET VALUE

    The net asset value per share is the net worth of the Fund (assets, including securities at value, minus liabilities) divided by the number of shares outstanding. For valuation purposes, quotations of foreign securities in foreign currency are converted to U.S. dollar equivalents. The Board of Directors has fixed the specific time of day for the computation of the Fund's net asset value to be as of the close of trading on the New York Stock Exchange (currently 4:00 p.m., New York time).

    The value of investments listed on a securities exchange or on the NASDAQ National Market System is based on the last sales price on that exchange or system prior to the time the Fund's assets are valued. In the absence of recorded sales, the average of readily available closing bid and asked prices on such exchanges or systems will be used. If an extraordinary event which is likely to affect the value of the security occurs after the close of an exchange or system on which a portfolio security is traded, such security will be valued at its fair value as determined in good faith by the Investment Manager under procedures established by, and under the general supervision of, the Company's Board of Directors.

    Unlisted securities are valued at the average of the quoted bid and asked prices in the over-the-counter market. Securities or other assets for which market quotations are not readily available are valued by appraisal at their value as determined in good faith by the Investment Manager under procedures established by the Board of Directors. The Fund may use a pricing service in the determination of its net asset value as approved by the Company's Board of Directors. Investments in debt securities having a maturity of 60 days or less are valued at amortized cost, if their term to maturity from the date of purchase was less than 60 days, or by amortizing their value on the 61st day prior to maturity, if their term to maturity from date of purchase by the Fund was more than 60 days, unless the Board of Directors determines that this does not represent fair value.

               DIVIDENDS, DISTRIBUTIONS AND TAXES

    The Fund intends to qualify as a regulated investment company under the Internal Revenue Code of 1986, as amended (the "Code"). Accordingly, the Fund will not be subject to federal income taxes on its net investment income and capital gains, if any, that it distributes to its shareholders if it distributes each year at least 90% of its "investment company taxable income." All dividends out of net investment income and net short-term capital gains will be taxable as ordinary income to shareholders whether or not reinvested. Dividends out of net investment income are eligible for the 70% dividends-received deduction for corporate shareholders, to the extent the Fund's income is derived from certain dividends received from domestic corporations. Pursuant to the Taxpayer Relief Act of 1997, two different tax rates apply to net capital gains--that is, the excess of net gains from capital assets held for more than one year over net losses from capital assets held for not more than one year. One rate (generally 28%) applies to net gains on capital assets held for more than one year but not more than 18 months ("mid-term gains"), and a second rate (generally 20%) applies to the balance of such net capital gains ("adjusted net capital gains"). Distributions of mid-term gains and adjusted net capital gains will be taxable to shareholders as such, whether or not reinvested and regardless of the length of time a shareholder has owned his or her shares, and will not be eligible for the dividends-received deduction. The Fund intends to distribute annually to shareholders all of its "investment company taxable income," which includes dividends, interest and any net short-term capital gains in excess of net long-term losses, and all of its net capital gains. Under certain circumstances, a portion of the Fund's distributions may be treated as a nontaxable return of capital, which will reduce a shareholder's basis in his shares of the Fund. If that basis is reduced to zero, any further returns of capital would be taxable as capital gain.

    The Fund will be subject to a nondeductible 4% excise tax to the extent it does not meet certain minimum distribution requirements by the end of each calendar year. For this purpose, income retained by the Fund that is subject to income tax will be considered to have been distributed by year-end. The Fund intends to meet these requirements. For purposes of the 4% excise tax and federal income tax purposes, dividends declared in October, November or December and payable to shareholders of record as of a date in such a month will be treated as received by shareholders, and distributed by the Fund, on December 31 of such calendar year, if distributed by the following January 31.

    Income received by the Fund from sources within foreign countries may be subject to foreign income taxes withheld at the source. If the Fund has more than 50% of the value of its assets invested in stock or securities of foreign corporations at the close of its taxable year, which is the Fund's present intention, the Fund may elect to treat foreign income taxes paid by it as paid directly by shareholders of the Fund. If the Fund makes this election, the amount of such foreign taxes will be included in the income of shareholders, and shareholders may claim either a credit or deduction for federal income tax purposes for such foreign taxes. The amount of taxes for which a shareholder can claim a credit in any year is subject to limitations set out in the Code. In particular, capital gains realized by the Fund on the sales of foreign securities will be considered, as passed through to shareholders, to be United States-source income, and, therefore, foreign taxes paid with respect to such gains may not be creditable.

    Any gain or loss realized upon a sale or redemption of shares of the Fund by a shareholder who is not a dealer in securities generally will be treated as a long-term capital gain or loss if the shares have been held for more than one year, and otherwise as a short-term capital gain or loss. In the case of an individual shareholder, the applicable tax rate imposed on long-term capital gains differs depending on whether the shares were held at the time of the sale or redemption for more than 18 months, or for more than one year but not more than 18 months. However, any loss realized by a shareholder upon a sale or redemption of shares in the Fund held for six months or less will be treated as long-term capital loss to the extent of any distributions of net capital gains received by the shareholder with respect to such shares. Additionally, any loss realized on a sale or redemption of shares of the Fund will be disallowed to the extent the shares disposed of are replaced within a period of 61 days beginning 30 days before and ending 30 days after the shares are sold or exchanged. If disallowed, the loss will be reflected in an adjustment to the basis of the shares acquired.

    Any dividend or capital gains distribution received by a shareholder will have the effect of reducing the net asset value of the shareholder's shares by the exact amount of the dividend or capital gains distribution. If the net asset value of the shares should be reduced below a shareholder's cost as a result of a dividend or capital gains distribution, such dividend or capital gains distribution, although constituting a return of capital, will be taxable as described above. Investors should consider the tax implications of buying shares in the Fund just prior to a distribution, since the cost of shares purchased at that time may reflect the amount of the forthcoming distribution.

    Dividends of net investment income to a shareholder who as to the United States, is a nonresident alien individual, fiduciary of a foreign trust or estate, foreign corporation or foreign partnership (a "foreign shareholder") will be subject to U.S. withholding tax at the rate of 30% (or such lower rate as may be provided by an applicable tax treaty) unless the dividends are effectively connected with a U.S. trade or business of the foreign shareholder, in which case the dividends will be subject to tax on a net income basis at the graduated rates applicable to U.S. individuals, trusts, estates or domestic corporations, as the case may be. Distributions of net capital gains to a foreign shareholder, and gain realized by a foreign shareholder upon a sale or redemption of shares of the Fund, will not be subject to U.S. tax unless the distributions or gains, as the case may be, are effectively connected with a U.S. trade or business of a foreign shareholder or, in the case of a shareholder who is a nonresident alien individual, the shareholder was present in the U.S. for more than 182 days during the taxable year and certain other conditions are met. Transfers by gift of shares of the Fund by a foreign shareholder who is a nonresident alien individual will not be subject to U.S. federal gift tax, but the value of shares of the Fund held by such a shareholder at his or her death will be includable in his or her gross estate for Federal estate tax purposes (absent an applicable tax treaty).

    The Fund may be required to withhold U.S. federal income tax at the rate of 31% of all taxable distributions payable to shareholders, including nonresident alien individuals, who fail to provide the Fund with their correct taxpayer identification number or to make required certifications, or who have been notified by the Internal Revenue Service that they are subject to backup withholding. Any amounts withheld may be credited against a shareholder's U.S. federal income tax liability.

    Distributions will be paid in additional Fund shares based on the Fund's net asset value at the close of business on the record date, unless the shareholder elects in writing not less than five business days prior to the record date to receive such distributions in cash. The Fund will notify each shareholder after the close of the Fund's taxable year both of the dollar amount and the taxable status of that year's distributions. Shareholders are urged to consult their own tax advisers regarding specific questions as to federal, state or local taxes. See "Taxes" in the Statement of Additional Information.

                     PERFORMANCE INFORMATION

    From time to time the Fund may advertise its "total return." These figures are based on historical earnings and are not intended to indicate future performance. The "total return" shows how much an investment in the Fund would have increased (or decreased) over a specific period of time (i.e., one, five or ten years or since inception of the Fund) assuming that all distributions and dividends by the Fund were reinvested on the reinvestment dates during the period and less all recurring fees. Total return does not take into account any federal or state income taxes that may be payable. The Fund also may include comparative performance information in advertising or marketing the Fund's shares. Such performance information may include data from Lipper Analytical Services, Inc., other industry publications, business periodicals, rating services and market indices. See "Performance Information" in the Statement of Additional Information.

                   DESCRIPTION OF COMMON STOCK

    The Company, incorporated in the State of Maryland on March 2, 1988 (under the name Yamaichi Funds, Inc., which was changed to SGY Funds, Inc. in April 1998), is authorized to issue 50 million shares of common stock, $0.01 par value (the "Common Stock"). Shares of the Fund, when issued, are fully paid, nonassessable, fully transferable and redeemable at the option of the holder. See "Redemption of Shares." All Fund shares are equal as to earnings, assets and voting privileges. There are no conversion, pre-emptive or other subscription rights. Pursuant to the Company's Articles of Incorporation, the Board of Directors may authorize the creation of additional series of Common Stock, with such preferences, privileges, limitations and voting and dividend rights as the Board may determine. Each share outstanding is entitled to share equally in dividends and other distributions and in the net assets of the Fund on liquidation. Accordingly, in the event of liquidation, each share of the Fund's Common Stock is entitled to its portion of all of the Fund's assets after all debts and expenses have been paid. The shares of the Fund do not have cumulative voting rights for the election of Directors. The Fund does not intend to hold annual or other shareholder meetings, except to the extent required by the Investment Company Act of 1940, as amended, or other applicable law. When requested in writing to do so by holders of at least 10% of its shares, the Fund shall call a meeting of shareholders to vote upon the removal of one or more of the Company's Directors and shall assist shareholder communications in such matter.

                     REPORTS TO SHAREHOLDERS

    The Company will send to its shareholders annual and semi-annual reports; the financial statements appearing in its annual reports will be audited by independent public accountants.

    Shareholder inquiries should be addressed to the Fund at the address and telephone number indicated on the cover page of this Prospectus.

      CUSTODIAN AND TRANSFER AND DIVIDEND DISBURSING AGENT

    Brown Brothers Harriman & Co. ("Brown Brothers" or the "Custodian"), located at 40 Water Street, Boston, Massachusetts 02109, serves as Custodian for the Fund's portfolio securities and cash. In that capacity, Brown Brothers maintains certain financial and accounting books and records pursuant to agreements with the Fund. The Custodian employs sub-custodians, who are approved by the Directors of the Company in accordance with regulations of the Securities and Exchange Commission, to provide custodial services for the Fund's foreign assets held outside of the United States. The Directors of the Company monitor the activities of the Custodian and sub-custodians.

    The Fund has retained Countrywide Fund Services, Inc., P.O. Box 5354, Cincinnati, Ohio (the "Transfer Agent"), to serve as the Fund's transfer agent, dividend paying agent and shareholder service agent. The Transfer Agent is a wholly-owned indirect subsidiary of Countrywide Credit Industries, Inc., a New York Stock Exchange listed company principally engaged in the business of residential mortgage lending. The Transfer Agent also provides accounting and pricing services to the Fund. The Transfer Agent receives a monthly fee of $2,500 from the Fund for calculating daily net asset value per share and maintaining such books and records as are necessary to enable it to perform its duties.

    No dealer, salesman or any other person has been authorized to give any information or to make any representations, other than those contained in this Prospectus, and, if given or made, such other information or representations must not be relied upon as having been authorized by the Fund or the Investment Manager. This Prospectus does not constitute an offer by the Fund or the Investment Manager to sell or a solicitation of an offer to buy any of the securities offered hereby in any jurisdiction to any person to whom it is unlawful to make such offer or solicitation in such jurisdiction.

                                                   Page

Expense Information..................................2
Financial Highlights.................................3
Investment Objective and Policies....................4
Management of the Fund...............................9
Purchase of Shares..................................11
Shareholder Services................................12
Distribution Expenses...............................13
Redemption of Shares................................14
Exchange Privilege..................................15
Net Asset Value.....................................16
Dividends, Distributions and Taxes..................16
Performance Information.............................19
Description of Common Stock.........................19
Reports to Shareholders.............................19
Custodian and Transfer and Dividend
Disbursing Agent....................................20

[Part B]
                         SGY GLOBAL FUND

                         a portfolio of

                         SGY FUNDS, INC.

Statement of Additional Information, dated July 1, 1998

    SGY Global Fund (the "Fund"), a portfolio of SGY Funds, Inc. (the "Company"), seeks to obtain long-term growth of capital primarily through investment in equity securities of companies in foreign countries and the United States. The Company is an open-end, diversified management investment company or "mutual fund," which intends to offer investors the opportunity to invest in different portfolios with different investment objectives and policies. See "Investment Objective and Policies."

    This Statement of Additional Information is not a prospectus and should be read in conjunction with the Fund's Prospectus, dated July 1, 1998, a copy of which may be obtained from the Fund at 30 Wall Street, New York, New York 10005, toll free 1-877-997-4726.

                        TABLE OF CONTENTS

Investment Objective and Policies.....................2
Investment Restrictions...............................6
Directors and Officers................................8
Investment Manager....................................9
Distribution.........................................10
Net Asset Value......................................11
Portfolio Transactions and Brokerage.................12
Taxes................................................14
Performance Information..............................15
Custodian and Transfer and Dividend Disbursing Agent.16
Independent Accountants..............................16
Financial Statements.................................17

                INVESTMENT OBJECTIVE AND POLICIES

    The Fund's objective is to obtain long-term growth of capital primarily through investment in equity securities of companies in foreign countries and the United States. Any income achieved is incidental to the Fund's objective of long-term growth of capital. There can be no assurance that the Fund will be able to achieve its investment objective.

    The Fund will seek to achieve its objective through investments in a diversified portfolio of securities which will consist primarily of equity securities for which market quotations are readily available. For purposes of this Statement of Additional Information, "equity securities" include all types of common stock, debt instruments and preferred stock convertible into common stock, warrants, units of various types of securities including warrants, and similar types of securities which have market characteristics equivalent to common stock. The Investment Manager (as defined below) may determine from time to time that the long-term capital appreciation of debt securities may equal or exceed the return on equity securities. In circumstances where the Investment Manager believes that equity markets generally are overpriced and investments in short-term fixed income securities are desirable to preserve capital, the Fund may, for temporary defensive purposes, invest a portion or all of its portfolio in such securities.

    Although the Fund is not required to maintain any particular geographic or currency mix of its investments, it presently expects to invest in equity securities of companies whose common stock is traded on foreign and United States securities markets. The total value of equity securities traded on the securities markets of various countries reflects the relative size of the investment opportunities in those countries. The Fund will normally invest the majority of its assets in equity securities whose principal trading markets are those nations which make up the top twenty equity markets in terms of stock market capitalization, although securities traded on less developed markets may present favorable opportunities for investment by the Fund.

    The Fund has no fixed policy with respect to portfolio turnover; however, it is anticipated that the Fund's annual portfolio turnover rate will not exceed 100% in normal circumstances. For a further description of the Fund's investment objective and policies, see "Investment Objective and Policies" in the Prospectus.

Forward Foreign Currency Exchange Contracts

    Since investments in foreign companies will usually involve currencies of foreign countries, and because the Fund may temporarily hold funds in foreign currency bank deposits during the completion of investment programs, the value of the Fund's assets as measured in U.S. dollars may be affected favorably or unfavorably by changes in foreign currency exchange rates and exchange control regulations, and the Fund may incur costs in connection with conversions between various currencies. The Fund will conduct its foreign currency exchange transactions either on a spot (i.e., cash) basis at the spot rate prevailing in the foreign currency exchange market, or through entering into forward contracts to purchase or sell foreign currencies. A forward foreign currency exchange contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. These contracts are traded in the interbank market conducted directly between currency traders (usually large commercial banks) and their customers. A forward contract generally has no deposit requirements, and no commissions are charged at any stage for trades.

    The Fund may enter into forward foreign currency exchange contracts under several circumstances. When the Fund enters into a contract for the purchase or sale of a security denominated in a foreign currency, or when the Fund anticipates the receipt in a foreign currency of dividends or interest payments on a security which it holds, the Fund may desire to "lock-in" the U.S. dollar price of the security or the U.S. dollar equivalent of such dividend or interest payment, as the case may be. By entering into a forward contract for the purchase or sale, for a fixed amount of dollars, of the amount of foreign currency involved in the underlying transactions, the Fund will be able to protect itself against a possible loss resulting from an adverse change in the relationship between the U.S. dollar and the subject foreign currency during the period between the date on which the security is purchased or sold, or on which the dividend or interest payment is declared, and the date on which such payments are made or received.

    Additionally, when the Investment Manager believes that a particular foreign currency may suffer a substantial decline against the U.S. dollar, the Fund may enter into a forward contract to sell, for a fixed amount of dollars, the amount of foreign currency approximating the value of some or all of the Fund's portfolio securities denominated in such foreign currency.

The precise matching of the forward contract amounts and the value of the securities involved will not generally be possible since the value of such securities in foreign currencies will change as a consequence of market movements in the value of those securities between the date on which the forward contract is entered into and the date on which it matures. The projection of short-term currency market movement is extremely difficult, and the successful execution of a short-term hedging strategy is highly uncertain. The Fund does not intend to enter into such forward contracts to protect the value of its portfolio securities on a regular or continuous basis, and will not do so if, as a result, the Fund would have more than 15% of the value of its total assets committed to the consummation of such contracts. The Fund will also not enter into such forward contracts or maintain a net exposure to such contracts where the consummation of the contracts would obligate the Fund to deliver an amount of foreign currency in excess of the value of the Fund's portfolio securities or other assets denominated in that currency. Under normal circumstances, consideration of the prospect of currency parities will be incorporated into the Fund's long-term investment decisions regarding its overall portfolio diversification strategies. However, the Investment Manager believes it is important for the Fund to have the flexibility to enter into such forward contracts when the Investment Manager determines that the best interests of the Fund will be so served. The Fund's Custodian (as defined below) will place cash or liquid equity or debt securities into a segregated account of the Fund in an amount equal to the value of the Fund's total assets committed to the consummation of forward foreign currency exchange contracts entered into to protect the value of its portfolio securities, as previously described. If the value of the securities placed in the segregated account declines, additional cash or securities will be placed in the account on a daily basis so that the value of the account will equal the amount of the Fund's commitments with respect to such contracts.

    The Fund generally will not enter into a forward contract with a term of greater than one year. At the maturity of a forward contract, the Fund may either sell the portfolio security and make delivery of the foreign currency, or it may retain the security and terminate its contractual obligation to deliver the foreign currency by purchasing an "offsetting" contract with the same currency trader obligating it to purchase, on the same maturity date, the same amount of foreign currency.

    It is impossible to forecast with absolute precision the market value of a particular portfolio security at the expiration of a forward contract. Accordingly, it may be necessary for the

Fund to purchase additional foreign currency on the spot market (and bear the expense of such purchase) if the market value of the security is less than the amount of foreign currency that the Fund is obligated to deliver and if a decision is made to sell the security and make delivery of the foreign currency.

    If the Fund retains the portfolio security and engages in an offsetting transaction, the Fund will incur a gain or a loss (as described below) to the extent that there has been movement in forward contract prices. Should forward prices decline during the period between the Fund's entering into a forward contract for the sale of a foreign currency and the date it enters into an offsetting contract for the purchase of the foreign currency, the Fund will realize a gain to the extent that the price of the currency it has agreed to sell exceeds the price of the currency it has agreed to purchase. Should forward prices increase, the Fund will suffer a loss to the extent that the price of the currency it has agreed to purchase exceeds the price of the currency it has agreed to sell.

    The Fund's dealing in forward foreign currency exchange contracts will be limited to the transactions described above.
Of course, the Fund is not required to enter into such transactions with regard to its foreign currency-denominated securities. This method of protecting the value of the Fund's portfolio securities against a decline in the value of a currency does not eliminate fluctuations in the underlying prices of the securities. It simply establishes a rate of exchange which one can achieve at some future point in time. Additionally, although such contracts tend to minimize the risk of loss due to a decline in the value of the hedged currency, at the same time they tend to limit any potential gain which might result should the value of such currency increase.

    Although the Fund values its assets daily in U.S. dollars, it does not intend to convert its holdings of foreign currencies into U.S. dollars on a daily basis. It will do so from time to time, and investors should be aware of the costs of currency conversion. Although foreign exchange dealers do not charge a fee for conversion, they do realize a profit based on the difference (i.e., the "spread") between the prices at which they buy and sell various currencies. Thus, a dealer may offer to sell a foreign currency to the Fund at one rate, while offering a lesser rate of exchange should the Fund desire to resell that currency to the dealer.

Repurchase Agreements

    The Fund may on occasion enter into repurchase agreements wherein the seller agrees to repurchase a security from the Fund at a mutually agreed-upon time and price. The period of maturity is usually quite short, possibly overnight or a few days, although it may extend over a number of months. The resale price will be in excess of the purchase price, reflecting an agreed-upon rate of return effective for the period of time the Fund's money is invested in the security. If the seller defaults and the value of the collateral securing the repurchase agreement declines, the Fund may incur a loss. In addition, if bankruptcy proceedings are commenced with respect to the seller of the security, realization upon the collateral by the Fund may be delayed or limited. It is expected that repurchase agreements will be used for liquidity purposes to meet redemption requests and for the pending reinvestment of funds in equity or other long-term securities.

Lending of Portfolio Securities

    The Fund may lend its portfolio securities to brokers or dealers, banks or other recognized institutional borrowers of securities, provided that the borrower at all times maintains cash or equivalent collateral or secures a letter of credit in favor of the Fund in an amount equal to at least 100% of the market value of the securities loaned. During the time portfolio securities are on loan, the borrower will pay the Fund an amount equivalent to any dividend or interest paid on such securities. The Fund may invest the cash collateral and earn additional income or it may receive an agreed-upon amount of interest income from the borrower. As a matter of fundamental policy, the Fund may not lend more than 10% of the value of its total assets. Loans are subject to termination at the option of the Fund or the borrower. The Fund may pay reasonable administrative and custodial fees in connection with a loan and may pay a negotiated portion of the interest earned on the cash or equivalent collateral to the borrower or placing broker. The Fund does not have the right to vote securities on loan, but would terminate the loan and regain the right to vote if that were considered important with respect to the investment.

                     INVESTMENT RESTRICTIONS

    The following restrictions are fundamental policies which cannot be changed without the approval of the holders of a majority of the Fund's outstanding voting securities.

    The Fund may not:

         1. Purchase securities on margin (but the Fund may obtain such short-term credits as may be necessary for the clearance of transactions).

         2. Make short sales of securities (other than short sales against the box) or maintain a short position.

         3. Issue senior securities, borrow money or pledge its assets, except that the Fund may borrow from a bank for temporary or emergency purposes in amounts not exceeding 5% (taken at the lower of cost or current value) of its total assets (not including the amount borrowed) and pledge its assets to secure such borrowings.

         4. Purchase any security (other than obligations of the U.S. Government, its agencies, or instrumentalities) if as a result: (i) more than 5% of the Fund's total assets (taken at current value) would then be invested in securities of a single issuer or (ii) more than 25% of the Fund's total assets (taken at current value) would be invested in a single industry.

         5. Purchase any security if as a result the Fund would then hold more than 10% of any class of securities of an issuer (taking all common stock issues of an issuer as a single class, all preferred stock issues as a single class, and all debt issues as a single class) or more than 10% of the outstanding voting securities of an issuer.

         6. Purchase any security if as a result the Fund would then have more than 5% of its total assets (taken at current value) invested in securities of companies (including predecessors) less than three years old or in equity securities for which market quotations are not readily available.

         7. Invest in securities of any issuer if, to the knowledge of the Fund, any Officer or Director of the Company or of the Investment Manager owns more than 1/2 of 1% of the outstanding securities of such issuer, and such Officers and Directors who own more than 1/2 of 1% own in the aggregate more than 5% of the outstanding securities of such issuer.

         8. Buy or sell commodities or commodity contracts or futures contracts (except futures contracts on currency) or real estate or interests in real estate, although it may purchase and sell securities which are secured by real estate and securities of companies which invest or deal in real estate. (For the purpose of this restriction, forward foreign exchange contracts are not deemed to be a commodity or commodity contract.)

         9. Act as underwriter except to the extent that, in connection with the disposition of portfolio securities, it may be deemed to be an underwriter under certain federal securities laws.

         10. Make investments for the purpose of exercising control or management.

         11. Invest more than 5% of its total assets in securities that are subject to restrictions on resale because such securities have not been registered under the Securities Act of 1933, as amended. This restriction will not apply to securities that are readily marketable in securities markets outside the United States.

         12. Participate on a joint and several basis in any trading account in securities.

         13. Invest in securities of other registered investment companies, except by purchases in the open market involving only customary brokerage commissions and as a result of which not more than 5% of its total assets (taken at current value) would be invested in such securities, or except as part of a merger or consolidation.

         14. Invest in interests in oil, gas or other mineral exploration or development programs, although it may invest in the common stocks of companies which invest in or sponsor such programs.

         15. Make loans, except through (i) repurchase agreements (repurchase agreements with a maturity of longer than 7 days together with securities of the type described in Investment Restriction 11 and other illiquid assets being limited to 10% of the Fund's total assets) and (ii) loans of portfolio securities (limited to 10% of the Fund's total assets).

         16. Purchase warrants if as a result the Fund would then have more than 5% of its total assets (taken at current value) invested in warrants. Investment in warrants which are not listed on the New York or American Stock Exchange will be limited to 2% of total assets (taken at current value).

         17. Write, purchase or sell puts or calls on securities or combinations thereof. The Fund may purchase puts or calls on foreign currencies.

    An investment that complies with the foregoing restrictions at the time of investment will not subsequently fail to comply as a result of a change in value of such investment.

                     DIRECTORS AND OFFICERS

    Gerald E. Bisbee, Jr., Ph.D., Director, 73 Grove Street, New
Canaan, Connecticut.  Dr. Bisbee has been Chairman and Chief
Executive Officer of Apache Medical Systems, Inc. since December,
1989.

    F. Wood Fischer, Director, Private Investor since 1990.
Prior to that he was associated with Goldman, Sachs & Co. since prior to 1993.

    Harold J. Morowitz, Director, Professor at George Mason
University, with which he has been associated since prior to 1993. He was previously a Professor of Molecular Biophysics and Biochemistry at Yale University.

    Robert M. Solow, Director, Massachusetts Institute of
Technology, Cambridge, Massachusetts.  Dr. Solow is an Institute
Professor in the Department of Economics at Massachusetts
Institute of Technology, with which he has been associated since
1950.  Dr. Solow was awarded the Alfred Nobel Memorial Prize in
Economic Science in 1987.

    Edward S. Burke* , President and Treasurer, 30 Wall Street,
New York, New York.  Mr. Burke has been a Vice President of SG
Pacific Asset Management, Inc. since November, 1989.

    Kazuya Ishibashi*, Secretary, 30 Wall Street, New York, New
York.  Mr Ishibashi has been associated with SG Pacific Asset
Management, Inc. since 1994. Prior to that he was employed by Yamaichi International Capital Management Co., Ltd.

    The Officers conduct and supervise the daily business operations of the Fund, while the Directors, in addition to their functions set forth under "Investment Manager" and "Distribution," review such actions and decide on general policy.

____________________

* "Interested person," as defined in the 1940 Act, of the Fund because of affiliation with the Investment Manager.

    The Company pays each of its Directors who is not an affiliated person of the Investment Manager or the Fund's distributor, in addition to certain out-of-pocket expenses, an annual fee of $5000, plus $500 for each Directors' meeting and committee meeting attended.

                       INVESTMENT MANAGER

    The Fund's investment adviser and manager is SG Pacific Asset Management, Inc. ("SGPAM" or the "Investment Manager"), located at 30 Wall Street, New York, New York 10005. The services it provides to the Fund are discussed in the Prospectus under "Management of the Fund -- Investment Manager."

    The Investment Manager was organized under the name Yamaichi Capital Management, Inc. as a New York corporation on March 3, 1981. The Investment Manager is a subsidiary of SG Yamaichi Asset Management Co., Ltd. (previously Yamaichi International Capital Management Company, Limited ("SG Yamaichi")), Japan's oldest investment management company, which managed aggregate assets in excess of approximately $19 billion as of March 31, 1998. SG Yamaichi was, until February 27, 1998, indirectly owned and controlled by Yamaichi Securities Company, Limited, which ceased operations on March 31, 1998. On February 27, 1998 Societe Generale Asset Management (North Pacific) Co., Ltd. ("SGAM"), a wholly-owned subsidiary of Societe Generale, purchased an 85% interest in SG Yamaichi. In addition to serving as investment manager to the Fund, the Investment Manager currently manages in excess of $700 million for other institutional clients.

    For its services, the Investment Manager receives, pursuant to a Management Agreement (the "Management Agreement"), a fee at an annual rate of 1% of the Fund's average daily net assets. The fee is computed daily and payable monthly. For the fiscal years ended December 31, 1995, 1996 and 1997, the Fund paid the Investment Manager $200,284, $160,502 and $130,631 respectively, for its services performed under the Management Agreement.

    The Management Agreement provides that the Investment Manager shall not be liable to the Fund for any act or omission by the Investment Manager or for any loss sustained by the Fund or its shareholders except in the case of the Investment Manager's willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations or duty. The Management Agreement provides that it shall terminate automatically if assigned, and that it may be terminated without penalty by either party upon not more than 60 days', nor less than 30 days', written notice.

The Management Agreement, which became effective on April 23, 1988, shall continue in effect for a period of not more than two years and thereafter from year to year only so long as such continuance is specifically approved at least annually in conformity with the Investment Company Act of 1940, as amended (the "1940 Act"). The Management Agreement was initially approved by the Company's Board of Directors, including all of the Directors who are not interested persons as defined in the 1940 Act, at a meeting of the Board of Directors on April 20, 1998. It was approved by the sole shareholder of the Fund on April 20, 1998. The Management Agreement replaced an earlier, substantially identical Management Agreement that terminated because of its technical assignment as a result of the purchase on February 27, 1998 of an 85% interest in SG Yamaichi, the corporate parent of the Investment Manager, by SGAM.

                          DISTRIBUTION

    The Fund's distributor and other broker-dealers pay commissions to salesmen as well as paying the cost of printing and mailing prospectuses to potential investors and of any advertising incurred by them in connection with their distribution of Fund shares. The Fund has adopted a Plan of Distribution under Rule 12b-1 (the "12b-1 Plan") under the 1940 Act pursuant to which the Investment Manager and the Fund's distributor may make certain payments (from their own resources which may include fees received from the Fund) to its distributor and provide reimbursement in respect of payments made by the distributor to other dealers and certain of its expenses in connection with the sale of the Fund's shares. Direct "trail" payments which may be made by the Investment Manager to the distributor under the Plan, as opposed to reimbursement made in respect of actual payments and expenses incurred by the distributor in connection with its activities under the Plan, are currently based on the value of assets of the distributor's clients that have been in the Fund more than one year and are subject to the following limits: .20 of 1% of the average daily value on an annual basis of such assets up to and including $110 million and .30 of 1% of the average daily value on an annual basis of such assets in excess of $110 million. The 12b-1 Plan in its present form does not provide for any payments by the Fund and is essentially "defensive" in nature.

    Pursuant to the 12b-1 Plan, the Fund's distributor shall provide the Company, for review by the Directors, and the Directors shall review, at least quarterly, a written report of the amounts expended under the 12b-1 Plan and the purpose for which such expenditures were made. The Directors have determined that, in their judgment, there is a reasonable likelihood that the 12b-1 Plan will benefit the Fund and its shareholders. In the Directors' quarterly review of the 12b-1 Plan, they will consider its continued appropriateness and the level of payments. For the fiscal year ended December 31, 1997 no payments were made under the Plan.

                         NET ASSET VALUE

    The net asset value per share is the net worth of the Fund (assets, including securities at value, minus liabilities) divided by the number of shares outstanding. For valuation purposes, quotations of foreign securities in a foreign currency are converted to U.S. dollar equivalents using the prevailing market rate last quoted by the Custodian, as of 11:00 a.m., New York time. The Board of Directors has fixed the specific time of day for the computation of the Fund's net asset value to be as of the close of trading on the New York Stock Exchange (which is currently 4:00 p.m., New York time) on each day that the Exchange is open. Generally, trading in foreign securities, as well as corporate bonds, U.S. Government securities and money market instruments, is substantially completed each day at various times prior to the close of the New York Stock Exchange. The values of such securities used in computing the net asset value of the Fund's shares are determined as of such times. Foreign currency exchange rates are also generally determined prior to the close of the New York Stock Exchange.

    The value of an investment listed on a securities exchange or on the NASDAQ National Market System is based on its last sale price on that exchange prior to the time the Fund's assets are valued. In the absence of recorded sales, the average of readily available closing bid and asked prices on such exchanges will be used. Should an extraordinary event, which is likely to affect the value of the security, occur after the close of an exchange on which a portfolio security is traded, such security will be valued at its fair value as determined in good faith by the Investment Manager under procedures established by and under the general supervision of the Company's Board of Directors.

    Unlisted securities are valued at the average of the quoted bid and asked prices in the over-the-counter market. Securities or other assets for which market quotations are not readily available are valued by appraisal at their fair value as determined in good faith by the Investment Manager under the procedures described above. Investments in debt securities having a maturity of 60 days or less are valued at amortized cost, if their term to maturity from the date of purchase was less than 60 days, or by amortizing their value on the 61st day prior to maturity, if their term to maturity from date of purchase by the Fund was more than 60 days, unless the Board of Directors determines that this does not represent fair value. The Fund will compute its net asset value on days the New York Stock Exchange is open for trading, except on days in which no orders to purchase, sell or redeem Fund shares have been received, or in which changes in the value of the Fund's portfolio securities do not affect its net asset value.

              PORTFOLIO TRANSACTIONS AND BROKERAGE

    SGPAM is responsible for decisions to buy and sell securities for the Fund, the selection of brokers and dealers to effect these transactions and the negotiation of brokerage commissions, if any. Purchases and sales of securities on a securities exchange are effected through brokers who charge a negotiated commission for their services. Orders may be directed to any broker including, to the extent and in the manner permitted by applicable law, the Fund's distributor.

    In the over-the-counter market, securities are generally traded on a "net" basis with dealers acting as principals for their own accounts without stated commissions, although the price of the securities usually includes profits to the dealers. In underwritten offerings, securities are purchased at a fixed price which includes compensation to the underwriter, generally referred to as the underwriter's "concession" or "discount." On occasion, certain money market instruments may be purchased directly from an issuer, in which case no commissions or discounts are paid. The Fund will not deal with its distributor in any transaction in which its distributor acts as principal. Thus it will not deal in over-the-counter securities with its distributor acting as market maker, and it will not execute a negotiated trade with its distributor if execution involves its distributor's acting as principal with respect to any part of the Fund's order.

    In placing orders for portfolio securities of the Fund, SGPAM is required to give primary consideration to obtaining the most favorable price and efficient execution. This means that SGPAM will seek to execute each transaction at a price and commission, if any, which provide the most favorable total cost or proceeds reasonably attainable in the circumstances. While SGPAM generally seeks reasonably competitive spreads or commissions, the Fund will not necessarily be paying the lowest spread or commission available. Within the framework of this policy, SGPAM will consider research and investment services provided by brokers or dealers who effect or are parties to portfolio transactions of the Fund, SGPAM or SGPAM's other clients. Such research and investment services are those which brokerage houses customarily provide to institutional investors and include statistical and economic data and research reports on particular companies and industries. Such services are used by SGPAM in connection with all of its investment activities, and some of such services obtained in connection with the execution of transactions for the Fund may be used in managing other investment accounts. Conversely, brokers furnishing such services may be selected for the execution of transactions of such other accounts and the services furnished by such brokers may be used by SGPAM in providing investment management for the Fund. Commission rates are established pursuant to negotiations with the broker based upon the quality and quantity of execution services provided by the broker in the light of generally prevailing rates. SGPAM is authorized to pay higher commissions on brokerage transactions for the Fund to brokers other than its distributor in order to secure research and investment services described above, subject to review by the Company's Board of Directors from time to time as to the extent and continuation of this practice. The allocation of orders among, and the rates of commissions paid to, brokers are reviewed periodically by the Company's Board of Directors. During the fiscal years ended December 31, 1995, December 31, 1996 and December 31, 1997 the Fund paid brokerage commissions totaling $64,915, $69,755 and $65,369.72, respectively, to brokers providing specifically identified research services.

    Subject to the above considerations, SGPAM may use its distributor as a principal broker for the Fund. In order for its distributor to effect any portfolio transactions for the Fund, the commissions, fees or other remuneration received by its distributor must be reasonable and fair compared to the commissions, fees or other remuneration paid to other brokers in connection with comparable transactions involving similar securities being purchased or sold on a securities exchange during a comparable period of time. Furthermore, the Company's Board of Directors, including a majority of the Directors who are not "interested" Directors, have adopted procedures which are reasonably designed to provide that any commissions, fees or other remuneration paid to the Fund's distributor are consistent with the foregoing standard. Brokerage transactions with the Fund's distributor are also subject to such fiduciary standards as may be imposed by applicable law.

    During the fiscal years ended December 31, 1995, December 31,
1996 and December 31, 1997, the Fund paid no brokerage commissions to its former distributor, Yamaichi International
(America), Inc.

                              TAXES

    The Fund intends to qualify as a regulated investment company under the requirements of the Internal Revenue Code of 1986, as amended, for each taxable year. In order to qualify as a regulated investment company, the Fund must, among other things,
(a) derive at least 90% of its gross income from dividends, interest, payments with respect to loans of stock and securities, gains from the sale or other disposition of stock, securities or foreign currencies and other income (including, but not limited to, gains from options, futures or forward contracts) derived from its business of investing in stock, securities or currencies; and (b) diversify its holdings so that, at the end of each fiscal quarter, (i) at least 50% of the market value of the Fund's assets are represented by cash, U.S. Government securities and other securities limited, in respect of any one issuer, to an amount not greater than 5% of the Fund's assets and not more than 10% of the outstanding voting securities of such issuer, and
(ii) not more than 25% of the value of the Fund's assets is invested in the securities of any one issuer (other than U.S. Government securities). These requirements may limit the Fund's ability to invest in certain types of assets.

    For Federal income tax purposes, gain or loss from the disposition of a forward contract denominated in a foreign currency which is attributable to fluctuations in the value of the foreign currency between the date of acquisition of the contract and the date of disposition is treated as ordinary gain or loss.

    If the Fund purchases shares in certain foreign investment entities, called "passive foreign investment companies" ("PFIC"), the Fund will be subject to U.S. federal income tax, and an additional charge in the nature of interest in respect of deferred taxes, on a portion of any "excess distribution" from the PFIC or gain from the disposition of such shares even if the entire "excess distribution" or gain is distributed as a taxable dividend by the Fund to its shareholders. If the Fund were to invest in a PFIC and elected to treat the PFIC as a "qualified electing fund" under the Code, in lieu of the foregoing treatment, the Fund would be required to include in income each year a portion of ordinary earnings and net capital gains of the qualified electing fund, even if not distributed to the Fund, and such amounts would be subject to the 90% and calendar year distribution requirements described above.

    Pursuant to the Taxpayer Relief Act of 1997 the Fund can make a "mark-to-market" election, i.e., treat the shares of PFICs as sold on the last day of the Fund's taxable year, and thus avoid the special Federal income tax and interest charge. The gains the Fund recognizes from the mark-to-market election would be included as ordinary income in the net investment income the Fund must distribute to shareholders, notwithstanding that the Fund would receive no cash in respect of such gains.

                     PERFORMANCE INFORMATION

    The Fund may from time to time advertise its total return. The average annual total return for shares of the Fund for the one year and five year periods ended December 31, 1997 was 15.72% and 13.4% respectively. These amounts are computed by assuming a hypothetical initial payment of $1,000. It was assumed that all of the dividends and distributions paid by the Fund over the relevant time periods were reinvested on ex-dividend date. It was then assumed that at the end of each relevant period, the entire amount was redeemed. The average annual total return was then determined by calculating the annual rate required for the initial payment to change to the amount which would have been received upon redemption. Total return does not take into account any federal or state income taxes that may be payable. See "Performance Information" in the Prospectus.

    Total return is calculated as follows:

                     n
              P (1+T)  = (ERV)

Where:   P   = a hypothetical initial payment of $1,000
         T   = average annual total return.
         n   = number of years
         ERV = ending redeemable value of the initial payment.

    CUSTODIAN AND TRANSFER AND DIVIDEND DISBURSING AGENT

    Brown Brothers Harriman & Co. (the "Custodian") serves as
Custodian for the Fund's portfolio securities and cash. In that capacity it maintains certain financial and accounting books and records pursuant to agreements with the Fund.

    The Fund has retained Countrywide Fund Services, Inc., P.O. Box 5354, Cincinnati, Ohio (the "Transfer Agent"), to serve as the Fund's transfer agent, dividend paying agent and shareholder service agent. The Transfer Agent is a wholly-owned indirect subsidiary of Countrywide Credit Industries, Inc., a New York Stock Exchange listed company principally engaged in the business of residential mortgage lending. The Transfer Agent also provides accounting and pricing services to the Fund. The Transfer Agent receives a monthly fee of $2,500 from the Fund for calculating daily net asset value per share and maintaining such books and records as are necessary to enable it to perform its duties.

                     INDEPENDENT ACCOUNTANTS

    Coopers & Lybrand LLP, 1 Post Office Square, Boston,
Massachusetts 02109, serves as the Fund's independent public accountants, and in that capacity audits the Fund's annual financial statements.

                      YAMAICHI GLOBAL FUND
              (A Portfolio of Yamaichi Funds, Inc.)

                      FINANCIAL STATEMENTS

              FOR THE YEAR ENDED DECEMBER 31, 1997

                REPORT OF INDEPENDENT ACCOUNTANTS


To The Shareholders and Board of Directors of SGY Global Fund (formerly Yamaichi Global Fund), a portfolio of SGY Funds, Inc. (formerly Yamaichi Funds, Inc.):

We have audited the accompanying statement of assets and liabilities of Yamaichi Global Fund, a portfolio of Yamaichi Funds, Inc., including the portfolio of investments as of December 31, 1997 and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the nine years in the period then ended and for the period from June 10, 1988 (commencement of operations) through December 31, 1988. These financial statements and the financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and the financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and the financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 1997 by correspondence with custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Yamaichi Global Fund as of December 31, 1997, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the nine years in the period then ended and for the period from June 10, 1988 (commencement of operations) through December 31, 1988, in conformity with generally accepted accounting principles.

Boston, Massachusetts
April 29, 1998

                            YAMAICHI GLOBAL FUND
                    (A Portfolio of Yamaichi Funds, Inc.)

                     STATEMENT OF ASSETS AND LIABILITIES

                              December 31, 1997

                                   ASSETS

Investments at value (cost $7,975,657, Note 2A)                    $10,054,211
Foreign currencies                                                      97,096
Cash                                                                    96,687
Dividends receivable                                                    11,515
Receivable for taxes withheld                                            2,865
                                                                   ___________
         Total assets                                               10,262,374

                                 LIABILITIES

Custodian and fund accounting fees payable                              30,992
Accrued professional fees                                               23,950
Accrual for Directors' fees (Note 3B)                                    9,619
Investment Advisory fees payable (Note 3A)                               9,583
Accrued expenses and other payables                                     17,082
Transfer Agent fee payable                                              10,400
Accrued printing expenses                                               14,033
                                                                   ___________
         Total liabilities                                             115,659
                                                                   ___________
Net assets for 1,117,700 shares outstanding (Note 5)               $10,146,715
                                                                   ===========

Net assets consist of:
    Accumulated net realized gain on investments and foreign
      currency transactions (Note 2B)                                1,225,440
    Unrealized appreciation of investments, foreign currency
      holdings, and other net assets (Note 2A)                       2,175,482
    Par value (Note 5)                                                  11,177
    Paid-in capital in excess of par value (Notes 1 and 5)           6,734,616
                                                                   ___________
         Total net assets at value                                 $10,146,715
                                                                   ===========

Net asset value and redemption price per share
     ($10,146,715 / 1,117,700 shares)                                  $  9.08
Maximum offering price per share ((100 / 95.25)
      x $9.08)                                                         $  9.53

  The accompanying notes are an integral part of the financial statements.

                            YAMAICHI GLOBAL FUND
                    (A Portfolio of Yamaichi Funds, Inc.)

                           STATEMENT OF OPERATIONS

                    for the year ended December 31, 1997

Income (Note 2D):
    Dividends (net of foreign withholding taxes of $14,279)          $ 197,665
    Interest                                                            10,386
                                                                     _________
_        Total investment income                                       208,051

Expenses:
    Investment Advisory fees (Note 3A)                $130,631
    Custodian and fund accounting expense              124,756
    Professional fees                                   29,324
    Transfer Agent expense                              33,756
    Directors' fees (Note 3B)                           27,073
    Other expenses                                      13,520
    Insurance expense                                    8,290
                                                      ________
         Total expenses                                                367,350
                                                                     _________
Net investment income (loss)                                         (159,299)

Realized and unrealized gain (loss) on investments and foreign currencies:
    Net realized gain (loss) on investments sold                     2,370,650
    Net realized gain (loss) on foreign currency transactions         (20,440)
                                                                     _________
Net realized gain (loss) on investments and foreign currency
      transactions                                                   2,350,210

    Change in unrealized appreciation (depreciation) of
      investments                                     (155,789)
    Change in unrealized appreciation (depreciation)
      of foreign currencies and other net assets        (5,428)
                                                      _________
Net unrealized appreciation (depreciation) of investments,
      foreign currency holdings and other assets                     (161,217)
                                                                    __________
Net realized and unrealized gain (loss) on investments,
      foreign currency and other net assets                          2,188,993
                                                                    __________
Net increase (decrease) in net assets resulting from operations     $2,029,694
                                                                    ==========

  The accompanying notes are an integral part of the financial statements.

                            YAMAICHI GLOBAL FUND
                    (A Portfolio of Yamaichi Funds, Inc.)

                     STATEMENT OF CHANGES IN NET ASSETS

               for the years ended December 31, 1997 and 1996

                                                      1997          1996
                                                      ----          ----

Net investment income (loss)                       $(159,299)    $ (21,197)
Net realized gain (loss) on investments and
  foreign currency transactions                     2,350,210     2,138,530
Net change in unrealized appreciation
  (depreciation) of investments, foreign
  currency holdings and other net assets            (161,217)     (616,638)
                                                   __________     _________
Net increase (decrease) in net assets resulting
  from operations                                   2,029,694     1,500,695

Distributions to shareholders from:
    Net realized gains on investments             (1,413,816)   (1,861,747)

Net increase (decrease) in net assets from Fund
  share transactions (Note 5)                     (3,770,579)   (6,514,073)
                                                  ___________   ___________
Net increase (decrease) in net assets             (3,154,701)   (6,875,125)

Net assets:
    Beginning of period                            13,301,416    20,176,541
                                                  ___________   __________
    End of period                                 $10,146,715   $13,301,416
                                                  ===========   ===========


  The accompanying notes are an integral part of the financial statements.

                                                 YAMAICHI GLOBAL FUND
                                        (A Portfolio of Yamaichi Funds, Inc.)

                                                      FINANCIAL HIGHLIGHTS

                                   Year     Year      Year      Year      Year      Year     Year     Year      Year      Period
                                  Ended    Ended     Ended     Ended     Ended     Ended    Ended    Ended     Ended      Ended
                                 12/31/97 12/31/96  12/31/95  12/31/94  12/31/93  12/31/92 12/31/91 12/31/90  12/31/89 12/31/88***
                                 ________ ________  ________  ________  ________  ________ ________ ________  ________ ___________


Per share operating performance:
  Net asset value, beginning of
    period                       $  8.97   $ 9.32    $ 8.37    $ 9.33    $ 7.35   $ 7.93   $ 7.53    $ 9.95    $ 9.76   $ 9.95
                                 ________  _______   _______   _______   _______  _______  _______   _______   _______  _______
  Net investment income (loss)     (0.14)   (0.01)    (0.01)    (0.05)     0.04     0.06     0.04      0.08#     0.11     0.10

  Net realized and unrealized gain
    (loss) on investments and
    foreign currency               1.52      0.92      1.51     (0.56)    2.42     (0.24)   1.00      (2.01)    1.33    (0.21)
                                 ________  _______   _______   _______   _______  _______  _______   _______   _______  _______
  Total from investment operations  1.38     0.91      1.50     (0.61)     2.46    (0.18)    1.04     (1.93)     1.44    (0.11)

Distributions to shareholders from:
  Capital                           -       (1.26)     -         -         -       (0.34)   (0.60)    (0.32)     -        -
  Net investment income             -        -         -         -        (0.04)   (0.06)   (0.04)    (0.17)     -       (0.08)
  Funds in excess of net investment
    income                          -        -         -         -        (0.02)    -        -         -         -        -
  Net realized gain on investments (1.27)    -        (0.55)    (0.35)    (0.42)     -       -        (1.25)     -
                                 ________  _______   _______   _______   _______  _______  _______   _______   _______  _______
Net asset value:
  End of period                    $9.08    $8.97     $9.32     $8.37     $9.33    $7.35    $7.93     $7.53     $9.95    $9.76
                                   ======   ======    ======    ======    ======   ======   ======    ======    ======   ======
  Total return@                    15.72%   10.55%    17.22%    (6.40)%   33.62%   (2.28)%  14.22%   (18.90)%   14.75%   (1.11)%

Ratio of investment advisory fees to
  average net assets                1.00%    1.00%     1.00      1.00%     1.00%    1.00%    1.00%     1.00%     1.00%    1.00%*

Ratio of expenses to average net
  assets before reduction           -        -         -         2.10      -        -        -         -         -        -

Ratio of expenses to average net
  assets                            2.81     2.37%     1.93      2.04%     1.75%    1.78%    1.94%     1.58%     1.73%    1.92%*





                                      7







Ratio of net investment income (loss)
  to average net assets            (1.22)   (0.13)%    0.14     (0.37)%    0.35     0.77%    0.48%     0.98%     0.64%    1.86%

Portfolio turnover rate           101.46%   65.07%    73.99     70.13%    75.50%   58.20%   47.40%    99.20%   136.00%   68.70%

Shares outstanding at end of period
  (000 omitted)                     1,118    1,483     2,164     2,249     3,608    6,975    7,397     8,696     5,535   10,630

Average commission rate paid per
  share**                        .000881  .001608

*        Annualized
@        Represents the aggregate total return for the period indicated and does not reflect any applicable sales charges.
#        Net investment income has been calculated based on the average Share method
**       For fiscal years beginning on or after September 1, 1995, a fund is required to disclose its average commission rate per share for security trades  on which  commissions are Charged.  This amount may vary from period to period and fund to fund depending on the mix of trades executed in various markets where trading practices and commission rate structures may differ.
***      The fund commenced operations on June 10, 1988.

    The accompanying notes are an integral part of the financial statements.

                      YAMAICHI GLOBAL FUND
              (A Portfolio of Yamaichi Funds, Inc.)

                  NOTES TO FINANCIAL STATEMENTS

1.  Organization and Business:

Yamaichi Funds, Inc. (the "Company") is an investment company registered under the Investment Company Act of 1940, as amended. It is organized as a Maryland corporation and is an open-end, diversified, management company. The Yamaichi Global Fund portfolio (the "Fund") is currently the only portfolio of the Company. On June 6, 1988, the initial 10,100 shares of the Fund were purchased by Yamaichi International (America), Inc. ("YIA"), the Fund's Distributor. On June 10, 1988, operations of the Fund commenced. The Funds custodian and fund accounting agent is Brown Brothers Harriman & Co. The transfer agent is Shareholder Services Inc.

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies in conformity with generally accepted accounting principles consistently followed by the Fund in the preparation of the financial statements.

2.  Significant Accounting Policies:

A.  Portfolio Valuation

Portfolio securities listed on a securities exchange or on the NASDAQ National Market System ("NASDAQ") are valued by using the last reported sale price, or, if no sales are reported, the average of the last reported bid and asked prices. Securities not listed on a securities exchange or NASDAQ are at the average of the quoted bid and asked prices in the over-the-counter market. If an extraordinary event which is likely to affect the value of a security occurs after the close of an exchange or system on which a portfolio security is traded, such security will be valued at its fair value as determined in good faith by the Investment Manager under procedures established by, and under the general supervision of, the Fund's Board of Directors. Obligations having remaining maturities of 60 days or less are valued at amortized cost, which approximates market value. All other securities and assets, including any restricted securities, will be valued at their fair value as determined in good faith by the Board of Directors.

B.  Forward Foreign Currency Exchange Contracts

From time to time the Fund may enter into forward foreign currency exchange contracts to hedge certain assets denominated in foreign currencies. Contracts are valued at the forward rate and are marked-to-market daily. The change in the market value is recorded by the Fund as an unrealized gain or loss. The use of forward foreign currency contracts does not eliminate fluctuations in the underlying prices of the Fund's portfolio securities, but it does establish a rate of exchange that can be achieved in the future. Although forward foreign currency contracts limit the risk of loss due to a decline in the value of the hedged currency, they also limit any potential gain that might result should the value of the currency increase. In addition, the Fund could be exposed to risks if the counterparties to the contracts are unable to meet the terms of their contracts.

C.  Foreign Currency Transactions

Transactions denominated in foreign currencies are recorded in the Fund's records at the current U.S. dollar exchange rate. Asset and liability accounts that are denominated in foreign currencies are adjusted to reflect the current exchange rate at the end of the period. Transaction gains or losses resulting from changes in the exchange rate during the reporting period or upon settlement of the foreign currency transaction are reported in operations for the current period. Since the net assets of the Fund are presented at the exchange rate and market values at the close of the period, it is not practical to isolate the portion of the Fund's unrealized gains or losses arising as a result of changes in foreign exchange rates from the fluctuations arising from changes in the market prices of securities during the period.

D.  Securities Transactions and Investment Income

Security transactions are recorded on a trade-date basis. Dividend income is recorded on an ex-dividend date. Interest income is recorded on an accrual basis. Realized gains or losses on sales of investments are determined on the identified cost basis for accounting and tax purposes. Dividend and interest income are recorded net of foreign taxes withheld where recovery of such taxes is not assured.

E.  Federal Taxes

It is the Fund's policy to qualify as a regulated investment company by complying with the requirements of the Internal Revenue Code applicable to regulated investment companies including the distribution of substantially all of its income to its shareholders. Therefore, no federal income tax provision is required. In addition, by distributing during each calendar year substantially all of its net investment income, capital gains and certain other amounts, the Fund will not be subject to a Federal excise tax. Income distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments of income and gains on various investment securities held by the Fund, timing differences and differing characterization of distributions made by the Fund.

For Federal income tax purposes the cost of investments is $7,975,656. At December 31, 1997 net unrealized appreciation of investments was $2,078,555. This consists of aggregate gross unrealized depreciation and appreciation of $(612,459) and $2,691,014, respectively.

F.  Repurchase Agreements

The Fund may enter into repurchase agreement transactions.
Under each repurchase agreement, the selling institution will be required to maintain the value of the securities subject to the repurchase agreement at not less than their repurchase price. Repurchase agreements could involve certain risks in the event of default or insolvency of the other party, including possible delays or restrictions upon the Fund's ability to dispose of the underlying securities. Yamaichi Capital Management, Inc. (YCM), the Fund's investment adviser, acting under the supervision of the Board of Directors, reviews the creditworthiness and value of the collateral of those banks and dealers with which the Fund enters into repurchase agreements to evaluate potential risks.

G.  Distributions

Distributions to shareholders are recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with federal income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments of income and gains on various investment securities held by the Fund and timing differences.

3.  Fees and Related Party Transactions:

A.  Investment Advisory Fees

Under an agreement between the Fund and YCM (the "Management Contract") YCM reviews and establishes investment policies for the Fund, and pays all salaries, fees and expenses of officers and directors of the Fund who are affiliated with YCM or its affiliates. In addition to reviewing and establishing investment policies for the Fund, YCM provides executive and other personnel for management of the Fund and provides investment advice and portfolio management services. For such services, YCM receives a monthly fee at the annual rate of 1.0% of the average daily net assets of the Fund.

B.  Directors' Fees

Directors, other than those affiliated with YCM or its affiliates, receive an annual fee of $5,000 plus $500 for each meeting of the Board of Directors attended as well as reimbursement for travel and out of pocket costs.

4.  Purchases and Sales of Securities:

During the period, purchases of securities, other than
securities subject to repurchase transactions, short-term
interest bearing securities held to maturity and U.S. Government
Obligations, amounted to $12,060,741.   Sales of such securities
during the year amounted to $17,939,332.

5.  Share Capital:

The Fund has 50,000,000 authorized shares of common stock, par value $.01 share, which may, without shareholder approval, be increased and divided into an unlimited number of portfolios of such shares. Share capital transactions during the period ended December 31, 1997 and 1996 as follows:

                                  Year Ended            Year Ended
                              December 31, 1997      December 31, 1996
                              __________________     _________________
                            Shares       Amount       Shares       Amount
                            _______      ________     ______       ______

Sold                         37,999      $360,133        251     $  2,411
Distributions reinvested      4,475        39,693      9,341       82,852
Reacquired                 (407,596)   (4,170,405)  (690,828)  (6,599,335)
                           ________    __________   ________   __________
Net increase (decrease)    (365,122)  $(3,770,579)  (681,236) $(6,514,072)
                           ========   ===========   ========  ===========

At December 31, 1997, there was one significant shareholder who individually owns more than 5% of the shares outstanding. The aggregate total value of shares held by this investor amounted to $9,819,893.

6.  Subsequent Events:

In February, 1998, the significant shareholder mentioned in
Note 5 notified the Fund of its plan to redeem its shares of the Fund and on February 11, 1998 all existing shares of the Fund were liquidated at an N.A.V. per share of $9.02 and the Fund was reorganized into a new Fund known as the SGY Global Fund. On February 27, 1998, Societe Generale Asset Management (North Pacific) Co. Ltd., a wholly owned subsidiary of Societe Generale, purchased an 85% interest in Yamaichi International Capital Management.

                      YAMAICHI GLOBAL FUND
              (A Portfolio of Yamaichi Funds, Inc.)
                    PORTFOLIO OF INVESTMENTS

                                                                      Market
                                                                      Value
Investment by Country             Industry                 Shares     U.S. $
_____________________             ________                 ______     ________
Argentina (1.50%)
SIDERCA /1 VOTE/                    Steel                  48,272    $134,222
SIDERAR SA A SHARES                 Steel                   4,000     113,275
                                                                     ________
                                                                      151,225

Canada (4.23%)
CANADIAN IMPERIAL BANK OF COMMERCE  Financial Services     10,000     312,095
TRIMARK FINANCIAL CORP /CAD/        Financial Services      2,500      17,003
                                                                     ________
                                                                      425,370

Switzerland (4.47%)
NOVARTIS AG REGD                    Healthcare                163     264,378
BALOISE HOLDINGS REGD               Insurance                100      184,985
                                                                     ________
                                                                      449,363

Germany (3.68%)
MUNCHENER RUCKVERSICHERUNG          Insurance                 600     228,126
SCHMALBACH-LUBECA                   Manufacturing             850     141,745
                                                                     ________
                                                                      369,871

Denmark (0.42%)
GN GREAT STORE LTD                  Communications          2,500      41,959
                                                                     ________
                                                                       41,959

France (4.43%)
AXA UAP                             Insurance               3,000     232,134
CAP GEMINI SA                       Computers               2,600     213,193
                                                                     ________
                                                                      445,327

United Kingdom (6.81%)
NATIONAL POWER ORD                  Utility                15,000     147,812
SHELL TRANSPORT & TRADING REGD      Utility                19,000     133,244
WHITBREAD A ORD                     Merchandising           9,000     132,143
UNITED ASSURANCE GROUP PLC          Insurance              12,000     103,468

BRITISH PETROLEUM PLC SPONS ADR     Utility                 1,000      79,687
POWERGEN ORD                        Utility                 5,000      65,037
BRITISH AIRWAYS ORD                 Transportation          2,500      22,993
                                                                     ________
                                                                      684,384

Hong Kong (1.17%)
HSBC HOLDINGS ORD                   Financial Services      3,500      86,269
HUTCHISON WHAMPOA                   Conglomerate            5,000      31,294
                                                                     ________
                                                                      117,563

                            YAMAICHI GLOBAL FUND
                    (A Portfolio of Yamichi Funds, Inc.)
                          PORTFOLIO OF INVESTMENTS

Ireland (0.87%)
RYANAIR HLDGS PLC SPON ADR          Transportation          3,500      87,937
                                                                     ________
                                                                       87,937

Italy (3.71%)
TELECOM ITALIA SPA                  Communications         38,888     248,364
ISTITUTO MOBILAIRE ITALIANO         Financial Services     10,500     124,624
                                                                     ________
                                                                      372,988

Japan (6.24%)
BANK OF TOKYO-MITSUBISHI            Financial Services     12,000     165,391
KANSAI ELECTRIC POWER               Utility                 7,000     118,453
FUJITSU                             Computers              10,000     107,198
NOMURA SECURITIES CO LTD            Financial Services      8,000     106,585
FUJIKARA                            Utility                10,000      66,156
TOKYO ELECTRON                      Utility                 2,000      64,012
                                                                     ________
                                                                      627,795

Netherlands (6.17%)
INTERNATIO-MULLER                   Conglomerate           11,000     346,099
ING GROEP NV                        Financial Services      5,000     210,579
INT'L NEDLAND GP NV WTS 3/15/01     Financial Services      6,111      64,011
                                                                     ________
                                                                      620,689

Sweden (1.00%)
SANDIVIK AB SER B FREE              Manufacturing           3,500     100,155
                                                                     ________
                                                                      100,155

Spain (0.95%)
ENDESA SPON ADR                     Utility                 1,950      95,428
                                                                     ________
                                                                       95,428

                            YAMAICHI GLOBAL FUND
                    (A Portfolio of Yamichi Funds, Inc.)
                          PORTFOLIO OF INVESTMENTS

                                                                      Market
                                                                      Value
Investment by Country             Industry                 Shares     U.S. $
_____________________             ________                 ______     ________
United States (51.83%)

SIERRA HEALTH SERVICES              Healthcare              9,000    $302,626

TELEPHONE & DATA SYSTEMS INC        Communications          5,000     232,813

LIBERTY FINANCIAL COS INC           Financial Services      6,150     232,163

SAUDI ARABIA INVESTMENT FUND        Country Fund           25,000     215,626

PHARMACIA & UPJOHN INC              Healthcare              5,000     183,126

CONSECO INC                         Financial Services      4,000     181,751

CENTURA BANKS INC                   Financial Services      2,500     172,500

VESTCOM INTL INC                    Commercial Services     7,500     167,812

ARM FINANCIAL GROUP INC CL A        Financial Services      6,000     158,250

GTE CORP                            Communications          3,000     156,750

BINDLEY WESTERN INDS                Healthcare              5,000     154,375

AMERICAN HOME PRODUCTS              Healthcare              2,000     153,000

LEHMAN BROTHERS HLDGS INC           Financial Services      3,000     153,000

PHILIPS NV ADR /NY SHS/             Manufacturing           2,500     151,250

WESTERN NATIONAL                    Insurance               5,000     148,125

LOCKHEED MARTIN CORP                Computers               1,500     147,750

BANKAMERICA CORP                    Financial Services      2,000     146,000

NCR CORPORATION                     Computers               5,000     139,062

VERMONT FINANCIAL SERVICES CORP     Financial Services      5,000     138,750

PHILIP MORRIS COS INC               Merchandising           3,000     135,937

PACIFIC CENTURY FINL CORP           Financial Services      5,000     123,750

ADVEST GROUP INC                    Financial Services      5,000     123,437

FORD MOTOR CO.                      Automotive              2,500     121,718

SUN MICROSYSTEMS INC                Computers               3,000     119,625

SUN INTL HOTELS LTD                 Hotel                   3,000     112,875

ANALOG DEVICES INC                  Utility                 4,000     110,750

                            YAMAICHI GLOBAL FUND
                    (A Portfolio of Yamichi Funds, Inc.)
                          PORTFOLIO OF INVESTMENTS

BUTLER MANUFACTURING CO             Construction            3,300     106,425

INTERNATIONAL BUSINESS MACHINES     Computers               1,000     104,562

MICRON TECH                         Utility                 4,000     104,000

GT GLOBAL ESTN EUROPE FD BEN        Country Fund            8,000     101,000

BOEING CO                           Defense                 1,950      95,428

AGCO CORP                           Manufacturing           2,500      73,125

INTEL CORP                          Computers               1,000      70,250

CUMMINS ENGINE CO INC               Manufacturing           1,000      59,062

TTI TEAM TELECOM                    Computers              10,000      51,875

SAKS HOLDINGS INC                   Merchandising           2,500      51,718

PAKISTAN INVESTMENT FUND            Country Fund            7,500      36,562

AT HOME CORP SER A                  Computers               1,300      32,662

TECHFORCE CORP                      Computers               5,000      30,000

CONTINENTAL NATURAL GAS INC         Utility                 2,500      26,875

QUALIX GROUP INC                    Computers               7,500      22,266

MARKWEST HYDROCARBON INC            Utility                 1,000      22,000

GEOTEK IND INC                      Communications         10,000      15,313

AEHR TEST SYSTEMS                   Utility                 1,000       8,000

GILAT COMMUNICATIONS LTD            Communications          1,000       7,375

MIDWAY AIRLINES CORP                Transportation            300       4,537

FRESENIUS NATL MEDICAL CARE PFD     Healthcare              2,500         175

BEN FRANKLIN RETAIL STORES INC      Merchandising               9           1
                                                            _____   _________



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


                                                                    5,210,635

South Africa (2.52%)
LIBLIFE STRATEGIC INVESTMENTS       Conglomerate           75,000     253,522
                                                                    _________
                                                                      253,522

Total Investments (Cost $ 7,975 657)                              $10,054,211
                                                                  ===========

                      YAMAICHI GLOBAL FUND
              (A Portfolio of Yamichi Funds, Inc.)
                    PORTFOLIO OF INVESTMENTS

                                                   % of Net
Industry Diversification                            Assets
                                                   ________

Automotive                                            1.20%
Commercial Services                                   1.65%
Communications                                        6.92%
Computers                                            10.23%
Conglomerate                                          6.22%
Construction                                          1.05%
Country Fund                                          3.48%
Defense                                               0.94%
Financial Services                                   25.75%
Healthcare                                           10.42%
Hotel                                                 1.11%
Insurance                                             8.84%
Manufacturing                                         5.18%
Merchandising                                         3.15%
Steel                                                 1.49%
Transportation                                        1.14%
Utility                                              10.31%
Other net assets                                      0.92%
                                                    _______
                                                    100.00%
Total Net Assets                                    =======






















02293002.AC4